UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 28, 2013

HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4219 (Commission File No.)	74-1339132 (IRS Employer Identification No.)

450 Park Avenue, 30th Floor New York, NY 10023 (Address of principal executive offices)

(212) 906-8555
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On August 28, 2013, Harbinger Group Inc.’s wholly-owned subsidiary, Fidelity & Guaranty Life, filed a registration statement on Form S-1 with the Securities and Exchange Commission relating to a proposed initial public offering of its common stock.  All of the shares will be offered by the issuer, Fidelity & Guaranty Life.  Harbinger Group Inc. is not a selling stockholder in the offering.

The offering of common stock will be made only by means of a prospectus. When available, a written prospectus (other than any free writing prospectus as defined in Rule 405) may be obtained by contacting Credit Suisse Securities (USA) LLC, Prospectus Department at One Madison Avenue, New York, New York 10010-3629, USA; telephone number: +1 (800) 221-1037 or email: newyork.prospectus@credit-suisse.com. A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Forward-Looking Statements:

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained herein and certain oral statements made by our representatives from time to time regarding the matters described herein, in the Fidelity & Guaranty Life offering are or may be forward-looking statements. Such forward-looking statements are based upon management’s current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by the registrant and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of the registrant, and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation: the ability of the registrant’s subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, the registrant and its subsidiaries ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with the registrant or the registrant’s subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of the registrant and those factors listed under the caption “Risk Factors” in the registrant’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. The registrant does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Vice President, Counsel and Corporate Secretary

Dated:  August 29, 2013

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